UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 14, 2006
APPLICA INCORPORATED
(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Ex-2.1 Amendment No.1 to Agreement and Plan of Merger
Ex-99.1 Press Release dated December 15, 2006

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
     On December 15, 2006, Applica Incorporated announced that it entered into an amendment to its merger agreement with affiliates of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger Capital Partners”) under which Harbinger Capital Partners increased its offer to acquire all outstanding shares of Applica that it does not currently own to $6.50 per share in cash. Except as expressly amended or modified by the amendment, the provisions of the merger agreement will remain in full force and effect.
     The Applica Board of Directors unanimously accepted Harbinger Capital Partner’s increased offer of $6.50 per share and Applica entered into the amendment to the merger agreement. The offer and amendment followed Applica’s receipt of an unsolicited offer by NACCO Industries, Inc. to acquire all of the outstanding shares of Applica for $6.50 per share in cash.
     The foregoing description of the amendment is qualified in its entirety by reference to the actual terms of the amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.
     In connection with the proposed transaction with Harbinger, Applica has filed a definitive proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT APPLICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement has been mailed to Applica shareholders and a supplement explaining the increase in the purchase price described in this press release will be mailed to Applica shareholders.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction has been included in the proxy statement filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

•	A copy of Amendment No.1 to the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

•	A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 15, 2006	Applica Incorporated

	By:	/s/ Terry Polistina

Terry Polistina, Chief Operating Officer and Chief Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger dated December 14, 2006

99.1	Applica Incorporated Press Release dated December 15, 2006

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